Exhibit 10.8

Execution Copy

This Document prepared by, and

after recording should be returned to:

Stanley B. Stallworth, Esquire

Sidley Austin LLP

One South Dearborn Street

Chicago, Illinois 60603

______________________________________________________________________________

(Above space for use by Recorder’s Office only)

AMENDMENT TO MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT AND FIXTURE FILING

This AMENDMENT TO MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (“Amendment”) is made as of the 27th day of September, 2006, by and between 280 Shuman Blvd., L.L.C., a Delaware limited liability company, having an address at c/o Prime Group Realty Trust, 77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601 (“Mortgagor”), and Citicorp USA, Inc., a Delaware corporation, with an office located at 666 Fifth Avenue, 51st Floor, New York, New York 10103 (“Mortgagee”).

W I T N E S S E T H:

WHEREAS, Mortgagor executed and delivered to Mortgagee that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (“Mortgage”) dated as of the 11th day of January, 2006, and recorded on January 20, 2006, in the Office of the Recorder of DuPage County, Illinois, as Document No. R2006-012287 covering the real property as described in Exhibit A attached hereto and made a part hereof (“Mortgaged Property”), to secure the Liabilities (as defined in the Mortgage), including, but not limited to, Liabilities under that certain Loan Agreement, dated January 10, 2006, between PGRT Equity LLC, a Delaware limited liability company, as borrower (“PGRT”) and Mortgagee, as lender, relating to that certain mezzanine loan from Mortgagee to PGRT in the aggregate amount of Fifty Eight Million and 00/100 Dollars ($58,000,000) (“PGRT Loan Agreement”);

WHEREAS, PGRT and Mortgagee have entered into an Amended and Restated Loan Agreement, dated of even date herewith, amending and restating the PGRT Loan Agreement (“Amended and Restated Loan Agreement”);

WHEREAS, Mortgagor and Mortgagee intended, at the execution of the Mortgage, that such Mortgage secure not only the PGRT Loan Agreement, but the PGRT Loan Agreement as it may thereafter have been amended, revised, modified, restated, substituted or extended;

WHEREAS, Mortgagor and Mortgagee now desire to amend the Mortgage to reflect their prior intent that the Mortgage secure any and all obligations and liabilities of PGRT to Mortgagee arising under the PGRT Loan Agreement as amended, revised, modified, restated, substituted or extended after the date of its execution;

WHEREAS, Mortgagor and Mortgagee have entered into this Amendment to evidence Mortgagee’s continuing mortgage and security interest in the Mortgaged Property in accordance with the terms and provisions of the Mortgage, except as amended hereby, to secure the Liabilities (as such term is defined in the Mortgage, herein the “PGRT Obligations”);

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WHEREAS, concurrently with the delivery of this Amendment, PGRT Equity II LLC, a Delaware limited liability company and an Affiliate (having the definition ascribed to such term in each of the PGRT Loan Agreement, the Amended and Restated Loan Agreement and the PGRT II Loan Agreement) of each of PGRT and Mortgagor (“PGRT II”), as borrower, and Mortgagee, as lender, have entered into that certain Loan Agreement, dated of even date herewith, with PGRT II as borrower, and Mortgagee as lender (“PGRT II Loan Agreement”);

WHEREAS, pursuant to the PGRT II Loan Agreement, Mortgagee agreed to fund to PGRT II a mezzanine loan in the amount of [Eleven Million and 00/100 Dollars ($11,000,000)] (“PGRT II Loan”);

WHEREAS, Mortgagor is an Affiliate (as defined in each of the PGRT Loan Agreement and the PGRT II Loan Agreement) of PGRT II and has derived and will continue to derive direct and indirect economic benefit from the financial accommodations made by Mortgagee to PGRT II;

WHEREAS, as a condition to Mortgagee’s continued extension of such credit and financial accommodations to PGRT II, including, without limitation, the extension of credit evidenced pursuant to the PGRT II Loan Agreement and any and all other loan document executed in connection with the PGRT II Loan Agreement, Mortgagee has required that Mortgagor amend the Mortgage to include the “Obligations” of PGRT II, pursuant to and as defined in the PGRT II Loan Agreement (such Obligations of PGRT II herein are referred to as the “PGRT II Obligations”) (the PGRT Obligations and the PGRT II Obligations hereinafter sometimes are referred to collectively as the “Combined Liabilities”); and

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WHEREAS, it is the intention of the parties to this Amendment that this Amendment not constitute a novation, that the Mortgage shall be amended hereby and that all references herein to “hereunder,” “hereof,” “herein” or words of like import shall mean and refer to the Mortgage as amended by this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby amend the Mortgage as follows:

1.            The term “Loan Agreement,” whenever used in the Mortgage, shall mean the PGRT Loan Agreement as amended by the Amended and Restated Loan Agreement and as the same may from time to time hereafter be amended, revised, modified, restated, substituted or extended.

2.            The term “Liabilities” whenever used in the Mortgage, shall mean and refer to the Combined Liabilities.

3.            Except as specifically set forth in this Amendment, the Mortgage has not been amended or modified, and the Mortgage shall be and remain in full force and effect in the form as recorded with the Office of the Recorder of DuPage County, Illinois on January 20, 2006, and the terms and provisions of such Mortgage are hereby ratified and confirmed subject only to the amendments provided in this Amendment. This Amendment is not, and shall not be deemed to be, a novation of any of the obligations and/or liabilities of Mortgagor under the Mortgage as amended hereby.

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4.            Mortgagor hereby reaffirms all covenants, representations and warranties made by Mortgagor in the Mortgage, to the extent the same are not amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the date of this Amendment.

5.            This Amendment shall be recorded in the Office of the Recorder of DuPage County, Illinois at the sole cost and expense of Mortgagor.

6.           To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the day and year first above written.

[Balance of Page Intentionally Left Blank]

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MORTGAGOR:

280 SHUMAN BLVD., L.L.C., a Delaware limited
liability company

By: PGRT EQUITY LLC, a Delaware limited liability company, its sole member

By: PRIME GROUP REALTY, L.P., a
Delaware limited partnership, its
Manager

By: PRIME GROUP REALTY TRUST,
a Maryland real estate investment
trust, its general partner

By: /s/ David Lichtenstein
Name: David Lichtenstein
Title: Chairman

MORTGAGEE:

CITICORP USA, INC., a Delaware corporation

By: /s/ Laura S. Trop
Name: Laura S. Trop
Title: Authorized Signatory

Signature Page for Amendment to Mortgage

STATE OF ______________	)
) SS

COUNTY OF ____________)

I, ________________, a Notary Public in and for said County, in the State aforesaid, do hereby certify that David Lichtenstein, the Chairman of Prime Group Realty Trust, a Maryland real estate investment trust that is the general partner of Prime Group Realty, L.P., that is the sole member of PGRT EQUITY LLC, a Delaware limited liability company, as Assignor aforesaid, who is personally known to me to be the same person whose name is subscribed to as the foregoing instrument as such Chairman, appeared before me this day in person and acknowledged that she/he signed and delivered the said instrument as her/his own free and voluntary act for and on behalf of Prime Group Realty Trust on behalf of PGRT EQUITY LLC which executed the document on behalf of 280 Shuman Blvd., LLC, for the uses and purposes therein set forth.

Given under my hand and notarial seal this _____ day of __________, 2006.

/s/ Joy M. DeVita
Notary Public

Joy M. DeVita
NOTARY PUBLIC OF NEW JERSEY
Commission Expires 10/30/2007
(Type or Print Name)

(SEAL)

Commission Expires:

_____________________

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)

I, Sally K. Jordan , a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY that ____________________, personally known to me to be the _________________________, of Citicorp USA, Inc., a Delaware corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such _________________ he signed and delivered the said instrument as ______________ on behalf of the financial institution referred to therein, pursuant to authority given by the Board of Directors of said financial institution, as their free and voluntary act, and as the free and voluntary act and deed of said financial institution for the uses and purposes therein set forth, all on behalf of said financial institution.

Given under my hand and notarial seal this ____ day of _____________, 2006.

/s/ Sally K. Jordan
Notary Public

Sally K. Jordan
“OFFICIAL SEAL”	(Type or Print Name)
Sally K. Jordan
Notary Public, State of Illinois
My Commission Expires April 30, 2009

(Seal)

Commission Expires:

April 30, 2009

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EXHIBIT A

Legal Description of Premises

ADDRESS OF PROPERTY:	P.I.N. No(s).

280 Shuman Boulevard

Naperville, Illinois 60563

[Remainder of Exhibit A follows this Page.]

[INTENTIONALLY OMITTED]

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